Exhibit 99.2

Presentation to Investors TOWER and CASTLEPOINT to Acquire Hermitage Insurance Group August 27, 2008 TOWER GROUP, INC.

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of CastlePoint and Tower Group, Inc. may include forward-looking statements that reflect CastlePoint's and Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, Hermitage and the combined companies to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain governmental approvals or rulings on or regarding the Hermitage transactions or the Tower-CastlePoint merger on the proposed terms and schedule; the failure of the shareholders of CastlePoint or the stockholders of Tower to approve the Tower- CastlePoint merger; the failure to satisfy the closing conditions to the Hermitage acquisition or the Tower-CastlePoint merger; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the Hermitage acquisition or the Tower-CastlePoint merger may not be fully realized or may take longer to realize than expected; disruption from the Hermitage acquisition or the Tower-CastlePoint merger making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of the Hermitage acquisition or Tower- CastlePoint merger and/or the other transactions contemplated by the Hermitage stock purchase agreement or the Tower-CastlePoint merger agreement differently from CastlePoint and Tower's tax advisors; costs relating to the transactions; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of Hermitage, CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of Hermitage's, CastlePoint's and Tower's investments; changes in regulations or laws applicable to Hermitage, CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of Hermitage's, CastlePoint's or Tower's reinsurers to pay claims timely or at all; decreased demand for Hermitage's, CastlePoint's or Tower's insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under Hermitage's, CastlePoint's and Tower's insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect due to, among other things, the foregoing factors, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Additional Information Although the acquisition of Hermitage by CastlePoint and sale of Hermitage operating assets by CastlePoint to Tower is not subject to approval by either Tower or CastlePoint shareholders, information regarding the transaction will be included in the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger. Shareholders of Tower and CastlePoint are urged to read the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and CastlePoint, without charge, at the Securities Exchange Commission's Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by accessing the companies' websites: http://www.twrgrp.com/ or http://www.castlepoint.bm/ Tower and CastlePoint, their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the shareholders of Tower and/or CastlePoint in respect of the proposed Tower-CastlePoint merger. Information regarding Tower's directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Tower on April 11, 2008, and information regarding CastlePoint's directors and executive officers is available in it proxy statement filed with the Securities and Exchange Commission by CastlePoint on April 29, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a joint proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Overview of Hermitage Insurance Group (HIG) Specialty property and casualty insurance holding company Offers products on a both admitted and excess and surplus basis to commercial customers throughout the United States Headquartered in Westchester, NY with offices in Connecticut, Georgia and Alabama Operating insurance companies: Hermitage Insurance Company and Kodiak Insurance Company Operate in 10 states on an admitted basis and in 29 states and the District of Columbia on an E&S basis Territorial focus (each approximately 1/3 of total premium): Excess & Surplus (Wholesale agents): FL, AL, MA, other states Specialty Admitted (Wholesale agents): NY and NJ Specialty Admitted (Retail agents): Southeast

Strategic Benefits and Transaction Rationale Implements Tower's post-CastlePoint acquisition business plan to achieve higher operating diluted EPS and ROE Increases projected operating diluted EPS (excludes realized investment gains and losses) from the lower to the upper end of the $3.20 to $3.40 previously announced 2009 earnings guidance ROE for Tower in 2009 projected to increase approximately 17%, close to post-CastlePoint acquisition target between 18% to 20% Profitable, low to moderate hazard book of business with a favorable loss ratio $100M GWP projected in 2008 with a net loss ratio of approximately 52% through the first six months of 2008 Lines of Business: commercial property, general liability, CMP, commercial auto and other liability Small Commercial Segments: habitational, artisan contractors, restaurants, retail Continuation of Tower's strategy of building a national distribution platform through acquisitions Expands wholesale agency distribution nationally Access to approximately 130 wholesale agents offering products on an E&S and admitted basis Expands retail agency distribution in the Southeast Access to 150 retail agents further establishing our retail distribution system in the Southeast

Action Steps to Achieve Greater Value Allocate capital from reinsurance to insurance: Tower plans to utilize its hybrid business model and shift some of its reinsurance currently with CastlePoint Re to other reinsurers, freeing up capacity in CastlePoint Re CastlePoint Re will acquire HIG to deploy its capacity, and CastlePoint will retain the in- force HIG business Shift in capital allocation from reinsurance to primary insurance business will result in higher underwriting margin Achieve growth: Provide HIG producers with access to higher rating and larger capital base Cross-sell opportunities for HIG's agents using Tower's broader product line platform Geographical expansion through wholesale agents nationally and retail agents in the Southeast Reduction in expense ratio: Opportunities for significant reduction in reinsurance costs by utilizing Tower's stronger balance sheet Significant cost savings opportunities from accessing Tower's scale and automation capability

Transaction Structure –
Tower and CastlePoint acquires HIG

- **Tower expects to close on the CastlePoint acquisition in early December and close on the HIG acquisition in late December, 2008**
  - In this scenario, Tower expects to acquire HIG through its acquisition of CastlePoint using CastlePoint's capital without any financing
    - In view of the many approvals required for all the transactions, no assurance can be made that this timing sequence will occur
  - To create underwriting capacity, CP Re is expected to reduce the amount of business that it receives from Tower and CastlePoint Insurance Company

- **Terms:**
  - Consideration – Approximately $135 million ($27 million plus the adjusted book value at closing, or 1.25x expected closing book value)
  - Closing – late December 2008
  - Conditions – customary regulatory approvals

TOWER GROUP, INC. 6

Transaction structure - If Tower's acquisition of CastlePoint is not consummated or is delayed CastlePoint Re will acquire HIG and retain the financial assets Capital, licenses, loss reserves and unearned premium reserves will be acquired at adjusted book value (estimated to be $108 million at closing) plus $11 million net of asset sale to Tower Tower expects to acquire the operational assets of HIG (rights to policy renewals, producer appointments, staff and operating assets) from CastlePoint for $16 million Tower's managing general agency, Tower Risk Management, will manage this business under its existing management agreements Benefit to each company: Tower - Expands its wholesale and retail agency distribution and increases management fees from managing HIG business CastlePoint - Shifts more of its capital from reinsurance to insurance by increasing business from Tower through its insurance risk sharing rather than quota share reinsurance solution Agreements between Tower and CastlePoint will be extended for one year at current market terms One year extension may be reduced to 6 months under certain circumstances Renewal rights transaction negotiated and approved by independent Board members of both companies

Financial Summary for Hermitage

Summary Implements post-CastlePoint acquisition business plan to achieve higher EPS and ROE through acquisitions of small insurance companies Effectively deploys capital by shifting more of CastlePoint's capital from reinsurance to primary insurance business Acquires a profitable and low to moderate hazard book of business with a favorable loss ratio (52% net loss ratio through the first six months of 2008) Supports Tower's strategy to build national network of wholesale agents offering business on an E&S and admitted basis Expands Tower's retail agency presence in the Southeast Achieves greater value by utilizing Tower's business model and business strategy

120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com Victoria Hall, 11 Victoria Street, Hamilton, HM 11, Bermuda www.castlepoint.bm